UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2009

Date of reporting period:  April 30, 2009

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund Emerging Opportunities Fund Semi-Annual Reports April 30, 2009 (Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $500 million. The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs. Investors should expect the Fund to contain a mix of both value and growth stocks.
The PERRITT EMERGING
OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $300 million. The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of	Perritt Capital Management, Inc.
Contents	From the desk of Dr. G.W. Perritt, President	2
Semi-Annual	Perritt MicroCap Opportunities Fund
Reports	From the desk of Michael Corbett, President Performance	4 6
April 30, 2009	Ten Largest Common Stock Holdings Allocation of Portfolio Net Assets	7 7
(Unaudited)	Schedule of Investments Statement of Operations	8 11
	Financial Highlights	11
	Statements of Changes in Net Assets	12
	Statement of Assets and Liabilities	12
	Notes to Financial Statements	13
	Expense Example	15

	Perritt Emerging Opportunities Fund
	From the desk of Michael Corbett, President	18
	Performance	20
	Ten Largest Common Stock Holdings	21
	Allocation of Portfolio Net Assets	21
	Schedule of Investments	22
	Statement of Operations	25
	Financial Highlights	26
	Statements of Changes in Net Assets	27
	Statement of Assets and Liabilities	27
	Notes to Financial Statements	28
	Expense Example	30
	Perritt Funds
	Advisory Agreements	16
	Directors and Officers	31
	Information	32

From the Desk of Doctor Gerald W. Perritt Sage Advice? “It’s tough to make predictions, especially about the future.”, -- Yogi Berra

Dr. G.W. Perritt President Perritt Capital Management, Inc.

I have been following the stock market for over forty years.  During that time, I have probably uttered every Wall Street adage imaginable.  These bits of wisdom are either supposed to help investors avoid large losses or enhance their profits. However, their value is questionable and most are so vague that they are untestable. Furthermore, most are contradictory. For example, should an investor “buy into weakness” or should they “avoid trying to catch a falling knife.”  Should investors “cut your losses and let your profits run” or should they heed the advice “nobody ever went broke taking a profit.”

Invariably, at this time of the year someone will tell me to “sell in May and go away.”  That is usually followed by someone telling me to make sure I participate in “the summer rally.”  Of course, I can’t do both.

To end my confusion, I decided to look at a bit of history to ascertain which one of these pieces of sage advice was the one to follow.  Using data contained in Morningstar’s Ibbotson SBBI 2009 Classic Yearbook, I computed the percentage changes in the Standard & Poor’s 500 Index during the June-September period over the years 1929-2008.  Here’s what I found.

During the 80 periods June 1 through September 30, the Standard & Poor’s 500 Index declined 28 times, or 35 percent of the time.  By selling in May and waiting until October to reenter the market, would have avoided double-digit stock market declines during 13 years including the 17.10% decline in 2001, the 23.60% decline in 2002, and the 17.70% decline last year.  On the other hand, by sitting on the sidelines during the June-October period, I would have missed 18 double-digit percentage increases in the market during the last 80 years.

During the last 80 years (January 1, 1929 - December 31, 2008), if investors had parked their money in a mattress during the four months June-September, they would have missed a total of 195.90% in market appreciation.  That equates to an average of 1.37% each year.  Furthermore, being out of the market means also missing the dividends that stocks pay month-in-and month-out.  During the four-month period, forgone dividend income would have amounted to an average return of 0.92%.  In other words, investors would have missed an average of 2.29% total return (dividend yield plus market appreciation) during each of the last 80 years.

The S&P 500 Index return during the last 80 years has averaged 8.90% compounded annually.  A dollar invested at the beginning of 1929 would have grown to approximately $917 by year-end 2008 (with all dividends reinvested).  Sidestepping the market during the June-September period each year would have cut that amount to a mere $166.  Although recent experience suggests that a “sell in May and go away” strategy would have saved investors plenty of money, applying that strategy over a long period of time may reduce investment returns by plenty.

Again, using data contained in the Ibbotson SBBI 2009 Classic Yearbook, I looked for the “summer rally” of stock market lore.  I examined the stock market’s ups and downs during the three months July 1 through September 30 during the years 1929 through 2008.  During this 80-year period, the stock market (as measured by the Standard and Poor’s 500 Index) managed to post a gain 44 times or only 55% of the time.  Furthermore, the cumulative stock market change during these 80 three-month periods amounted to a decline of 24.20% or an average summer stock market decline of 0.35%.  In short, the summer rally thesis fails to live up to its billing.

There are no short cuts in the search for stock market profits.  The only truism in the financial markets that stands the test of time is: “investment return is the reward investors get for assuming investment risk.”  This is the adage that successful investors must commit to memory.  Before making any investment, investors should ask “what’s the risk.”  The promise of large investment returns are always accompanied by the delivery of large investment risks.

The rules of successful investing are few.  Take no more risk than you can tolerate.  Invest with an eye toward the long term.  Diversify your portfolio. Reduce the costs of investing whenever you can.  Rebalance your portfolio periodically.  Avoid the urge to liquidate your portfolio after a significant stock market decline.

Gerald W. Perritt

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Dr. Perritt received a
doctorate in finance
and economics from
the University of
Kentucky in 1974.
He has taught
courses in investments
and finance at a
number of colleges and
universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Michael Corbett.

My Favorite Stock Market Adages
If you find yourself at a family gathering or among a group of friends when the topic of the stock market arises, feel free to insert any of these bits of market wisdom into the conversation at the appropriate time.  I’m sure that your comments will be met with more than a few nodding heads, and that you will have impressed the crowd with your thorough knowledge of Wall Street wisdom.

●	A bull market climbs a wall of worry.
●	A rising tide lifts all boats.
●	As January goes, so goes the year.
●	Buy into weakness.
●	Buy on the rumor, sell on the news.
●	Cash is king.
●	Cut your losses and let your profits run.
●	Don’t try to catch a falling knife.
●	Don’t fight the Fed.
●	Don’t fight the tape.
●	If Santa should fail to call, bears may come to Broad and Wall.
●	Markets can remain irrational longer than you can remain solvent.
●	No tree grows to the sky.
●	Nobody ever went broke taking profits.
●	Nobody rings a bell at the market bottom.
●	Sell greed and buy fear.
●	Sell in May and go away.
●	The trend is your friend.
●	Time in the market is better than timing the market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.
The Price-to-Book (P/B) Ratio compares a company’s book value to it’s current market price.
The Price-to-Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Perritt Capital Management, Inc.	3

Michael Corbett President Perritt MicroCap Opportunities Fund

The Perritt MicroCap Opportunities Fund posted a 1.51 percent loss during the six months ending April 30, 2009, which compares favorably to the benchmark Russell 2000 Index’s loss of 8.40 percent and the 7.57 percent loss for the MSCI U.S. Microcap Index.  The Fund’s long-term performance results, as well as its benchmark’s results, can be found on page six of this report.

During the past six months we sold 15 positions from the Fund’s portfolio.  Nine of the companies sold in the past six months were sold due to price targets being reached or valuations that were not justified by the stock price.  Four issues were sold due to continuing disappointments in operating results. The stocks of two companies, Infocus and Meadow Valley, were sold due to pending buy-out offers.

The Meadow Valley buyout was one of the most interesting transactions I have ever witnessed in my career.  With the help of a private equity firm, Insight Equity Holdings, in the summer of 2008, the management team of Meadow Valley offered to take the company private at $11.25 per share.  The initial transaction was approved by management and the Board of Directors of
Meadow Valley.  The proxy statement and vote were sent in September, 2008 and approved by shareholders by early November, 2008.  In early December 2008, after the equity markets experienced a significant correction, Insight Equity Holdings asked the management team of Meadow Valley to renegotiate a lower price.  As a result, the stock price collapsed to less than $7 per share.  However, the transaction was already approved and the private equity firm would have to pay a significant penalty to exit the deal.  After the market closed on February 2, 2009, management of Meadow Valley announced that the stock (which closed at $6.41) will cease trading, and that shareholders should contact Mellon Bank to receive $11.25 per share.  The level of fear in the equity markets was so high during that period that most investors missed this opportunity.  While I’m confident we may never see another deal such as the Meadow Valley transaction, I am sure we will see many more mergers and acquisitions in the months ahead.

In the last several months we have had an above-average level of calls from private equity firms and other shareholder activists looking to unlock some of the value in the small cap space that has resulted from forced selling. We do not know if the level of buyout activity will increase to the point that serves as a catalyst to move the markets. We fear that some management teams will accept buy-out offers below what we believe these companies are ultimately worth.  In the past several weeks about a half dozen of our companies have received buy-out offers; in some cases these offers were in excess of 100 percent of the then existing share price.

For example, ICT Group, which is in the call center business, was trading around $4 a share when it received a buy-out offer from Aegis, a business process outsourcing company, for $8 a share. Because they believed the value of the business to be greater than the offered price, management of ICT Group turned this proposal down within 24 hours of receiving the offer. We tend to agree with management of ICT Group and other companies in our portfolio for turning down buy-out offers because we believe, that based on the value of the businesses, the upside values during the next two to three years could be well in excess of the offers currently being offered.

As of April 30, 2009, the Fund’s portfolio contained the common stocks of 122 companies, 5 of which were added during the past six months. The Fund’s 10 largest holdings and detailed descriptions can be found on page seven of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at approximately 14 times 2009 earnings and slightly more than 11 times 2010 expected earnings.  The average stock in the portfolio is priced at 0.5 times revenue and the median market capitalization is approximately $121 million.  Finally, the average stock in the portfolio is trading at less than 1.0 times book value.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The MSCI MicroCap Index represents the micro-cap companies in the U.S. equity market. You cannot invest directly in an index.

The Price-to-Sales (P/S) Ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

Perritt MicroCap Opportunities Fund	5

Performance*	April 30, 2009 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. equity market capitalization. The MSCI® U.S. MicroCap Index had an inception date of June 2, 2003. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns** Periods ended April 30, 2009 (Unaudited)
	Past 6 Months	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	-1.51%	-34.28%	-10.55%	124.58%	247.63%
Russell 2000® Index	-8.40%	-30.74%	-7.06%	28.34%	136.62%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-7.57%	-33.28%	-25.10%	NA	NA
(reflects no deduction for fees and expenses)
CPI	-1.54%	-0.74%	13.43%	28.30%	44.67%

Average Annual Total Returns** Periods ended April 30, 2009 (Unaudited)
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	-34.28%	-2.20%	8.42%	8.65%
Russell 2000® Index	-30.74%	-1.45%	2.53%	5.91%
MSCI® U.S. MicroCap Index	-33.28%	-5.62%	NA	NA
(reflects no deduction for fees and expenses)
CPI	-0.74%	2.55%	2.52%	2.49%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

BioScrip, Inc. (BIOS) is a specialty pharmaceutical healthcare organization.  It operates through two segments, Specialty Pharmaceutical Services and Pharmacy Benefit Management Services.  As of March 31, 2009 it owned and operated 39 specialty pharmacies comprising community, mail order, and infusion pharmacies.

Star Gas Partners, L.P. (SGU) operates as a home heating oil distributor and service provider in the United States. It provides its services to residential and commercial customers to heat their homes and buildings.

Flanders Corp. (FLDR) manufactures environmental filtration systems for controlling contaminants in residences and commercial office buildings. Its products include residential heating and air conditioning filters, and industrial specialty filters for various industries, including paint facilities, automobile factories, chemical treatment plants, mushroom farms, coal mines, oil refineries, and power plants.

Comfort Systems USA, Inc. (FIX) provides installation, maintenance, repair, and replacement services for heating, ventilation, and air conditioning (HVAC) systems. It also provides specialized applications, such as building automation control systems, fire protection, process cooling, electronic monitoring, and process piping.

Health Grades, Inc. (HGRD) provides proprietary objective healthcare provider ratings and advisory services. Its ratings address hospitals, nursing homes, and home health agencies. The company offers healthcare information, including information relating to quality of service, as well as profile information on physicians that enables clients to measure, assess, enhance, and market healthcare quality.

Michael Baker Corp. (BKR) provides engineering and energy services. The engineering segment provides design and related consulting services. The energy segment provides services such as training, personnel recruitment, pre-operations engineering, maintenance management systems, field operations and maintenance, procurement, and supply chain management.

Universal Electronics, Inc. (UEIC) provides pre-programmed wireless control products and audio/video accessories for home entertainment systems.  Its products include standard and touch screen remote controls; antennas; and various audio/video accessories, including signal boosters, television brackets, and audio/video cleaning products, as well as microcontrollers.

Actel Corp. (ACTL) engages in the design, development, and marketing of flash- and antifuse-based field-programmable gate arrays (FPGAs) for a range of applications in the aerospace, automotive, avionics, communications, consumer, industrial, medical, and military markets.

Perma-Fix Environmental Services (PESI) operates as an environmental and technology know-how company. The company operates in two segments, Nuclear Waste Management Services and Consulting Engineering Services.  The company serves research institutions, nuclear utilities, commercial generators, and pharmaceutical companies, as well as agencies and contractors of the U.S. Government.

Harmonic, Inc. (HLIT) designs and manufactures video products and system solutions that enable service providers to deliver broadcast and on-demand services. Its broadcast and on-demand services include high-definition television, video-on-demand, network personal video recording, and time-shifted TV.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	April 30, 2009 (Unaudited)

Perritt MicroCap Opportunities Fund	7

Schedule of Investments	April 30, 2009 (Unaudited)

Shares	COMMON STOCKS – 96.58%	Value
Air Freight & Logistics - 0.15%
72,186	Park-Ohio Holdings Corp. (a)	$335,665
Auto Components - 1.87%
250,000	Midas, Inc. (a)	2,500,000
489,781	SORL Auto Parts, Inc. (a)	1,640,766
		4,140,766
Building Materials - 2.33%
370,000	Comfort Systems USA, Inc	3,992,300
231,569	MFRI, Inc. (a)	1,178,686
		5,170,986
Business Services - 5.34%
263,000	Barrett Business Services, Inc.	2,630,000
97,000	Exponent, Inc. (a)	2,706,300
410,600	GP Strategies Corporation (a)	1,642,400
326,635	RCM Technologies, Inc. (a)	434,424
270,200	Rentrak Corporation (a)	2,620,940
287,100	Tier Technologies, Inc. (a)	1,805,859
		11,839,923
Chemicals & Related Products - 2.24%
341,122	Aceto Corporation	2,439,022
175,000	KMG Chemicals, Inc.	955,500
416,507	Omnova Solutions, Inc. (a)	991,287
128,450	Penford Corporation	574,172
		4,959,981
Commercial Services & Supplies - 1.10%
345,012	ICT Group, Inc. (a)	2,442,685
Computers & Electronics - 3.28%
186,149	Astro-Med, Inc.	1,025,681
260,685	CyberOptics Corporation (a)	1,212,185
370,000	GSI Group, Inc. (a)	418,100
315,000	PC-Tel, Inc.	1,534,050
209,350	Rimage Corporation (a)	3,081,632
		7,271,648
Construction & Engineering - 1.46%
109,100	Furnanite Corporation (a)	432,036
150,000	Sterling Construction Company, Inc. (a)	2,815,500
		3,247,536
Consumer Products - Distributing - 1.03%
1,617,700	China 3C Group (a)	2,280,957

Consumer Products - Manufacturing - 7.23%
252,108	Flexsteel Industries, Inc.	1,792,488
938,300	Furniture Brands International, Inc.	2,965,028
381,458	Kimball International, Inc. - Class B	2,094,204
270,000	Lifetime Brands, Inc.	758,700
65,000	Measurement Specialties, Inc. (a)	441,350
40,000	The Middleby Corporation (a)	1,750,800
150,000	Perry Ellis International, Inc. (a)	1,099,500
101,000	Steinway Musical Instruments, Inc. (a)	1,356,430
125,700	Tandy Brands Accessories, Inc.	267,741
188,085	Universal Electronics, Inc. (a)	3,524,713
		16,050,954
Consumer Services - 0.28%
180,000	Stewart Enterprises, Inc. - Class A	628,200
Electronics Equipment & Instruments - 1.73%
225,000	Methode Electronics, Inc	1,354,500
353,000	NAM TAI Electronics, Inc	1,461,420
205,000	Zygo Corp. (a)	1,029,100
		3,845,020
Energy & Related Services - 3.05%
110,000	Michael Baker Corporation (a)	3,696,000
354,545	Mitcham Industries, Inc. (a)	1,595,452
466,983	TGC Industries, Inc. (a)	1,485,007
		6,776,459
Energy Equipment & Services - 2.65%
257,911	Matrix Service Co. (a)	2,470,787
150,000	PHI, Inc. (a)	1,698,000
150,000	Willbros Group, Inc. (a)	1,719,000
		5,887,787
Environmental Services - 1.85%
1,500,000	Perma-Fix Environmental Services (a)	3,360,000
298,000	Versar, Inc. (a)	739,040
		4,099,040
Financial Services - 2.30%
234,523	Nicholas Financial, Inc. (a)	710,605
506,941	Sanders Morris Harris Group, Inc.	2,291,373
260,000	TradeStation Group, Inc. (a)	2,108,600
		5,110,578

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2009 (Unaudited)

Food Products - 2.86%
100,000	Cal-Maine Foods, Inc.	2,647,000
296,698	John B. Sanfilippo & Sons, Inc. (a)	1,691,178
631,114	Omega Protein Corp. (a)	2,013,254
		6,351,432
Health Care Providers & Services - 2.88%
1,210,000	Health Grades, Inc. (a)	3,872,000
275,400	Virtual Radiologic Corporation (a)	2,522,664
		6,394,664
Insurance - 0.17%
366,800	CRM Holdings Ltd. (a)	366,800
Leisure - 0.55%
482,823	Century Casinos, Inc. (a)	1,211,886
Medical Supplies & Services - 7.58%
250,530	Allied Healthcare Products, Inc. (a)	1,423,011
1,507,600	BioScrip, Inc. (a)	4,794,168
591,800	Candela Corp. (a)	550,374
113,900	Cutera, Inc. (a)	715,292
450,000	Five Star Quality Care, Inc. (a)	760,500
987,792	HealthTronics, Inc. (a)	1,442,176
412,000	Home Diagnostics, Inc. (a)	2,447,280
2,064,000	Hooper Holmes, Inc. (a)	804,960
163,050	National Dentex Corporation (a)	805,467
243,131	Psychemedics Corporation	1,458,786
400,000	VIVUS, Inc. (a)	1,604,000
		16,806,014
Metals & Mining - 3.52%
280,257	Allied Nevada Gold Corp. (a)	1,513,388
165,500	AM Castle & Co. (a)	1,603,695
544,000	Fronteer Development Group, Inc. (a)	1,300,160
400,000	NovaGold Resources, Inc. (a)	1,092,000
635,200	Polymet Mining Corp. (a)	520,864
90,000	Seabridge Gold, Inc. (a)	1,782,000
		7,812,107

Oil & Gas - 10.49%
270,000	Allis-Chalmers Energy, Inc. (a)	521,100
175,200	Brigham Exploration Company (a)	409,968
88,200	Callon Petroleum Co. (a)	155,232
479,000	CE Franklin Ltd. (a)	2,605,760
642,000	Edge Petroleum Corp. (a)	128,400
925,000	Gasco Energy, Inc. (a)	462,500
60,000	GulfMark Offshore, Inc. (a)	1,612,800
470,100	Gulfport Energy Corp. (a)	1,396,197
1,250,000	Meridian Resource Corp. (a)	337,500
101,500	NATCO Group, Inc. - Class A (a)	2,442,090
900,000	Newpark Resources, Inc. (a)	2,520,000
1,483,851	Star Gas Partners LP (a)	4,674,131
22,267	Tengasco, Inc. (a)	10,020
395,200	TransGlobe Energy Corporation (a)	1,011,712
475,000	Union Drilling, Inc. (a)	2,845,250
450,000	VAALCO Energy, Inc. (a)	2,146,500
		23,279,160
Real Estate - 1.09%
278,609	Monmouth Real Estate
	Investment Corporation - Class A	1,705,087
31,000	Tejon Ranch Co. (a)	719,200
		2,424,287
Retail - 2.86%
383,112	PC Mall, Inc. (a)	2,451,917
117,477	Rush Enterprises, Inc. - Class B (a)	1,306,344
429,931	Sport Supply Group, Inc.	2,588,185
		6,346,446
Semiconductor & Related Products - 3.29%
272,500	Actel Corporation (a)	3,370,825
400,000	Anadigics, Inc. (a)	1,208,000
725,029	FSI International, Inc. (a)	355,264
210,660	Rudolph Technologies, Inc. (a)	1,101,752
170,000	Techwell, Inc. (a)	1,252,900
		7,288,741

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund	9

Schedule of Investments Continued	April 30, 2009 (Unaudited)

Software - 4.09%
536,829	American Software, Inc. - Class A	2,979,401
440,800	iPass, Inc. (a)	502,512
325,000	Smith Micro Software, Inc. (a)	2,795,000
261,300	Ulticom, Inc. (a)	522,600
275,000	Vignette Corp. (a)	2,271,500
		9,071,013
Specialty Manufacturing - 8.99%
160,000	AEP Industries, Inc. (a)	3,252,800
150,000	Columbus McKinnon Corp., NY (a)	1,944,000
772,142	Flanders Corporation (a)	4,100,074
345,000	IMAX Corporation (a)	2,235,600
522,824	North American Galvanizing
	& Coatings, Inc. (a)	2,431,132
50,000	Northwest Pipe Company (a)	1,896,500
141,200	OYO Geospace Corp. (a)	2,245,080
229,000	Spartan Motors, Inc.	1,848,030
		19,953,216
Telecommunications - 7.19%
200,000	Cogo Group, Inc. (a)	1,636,000
177,100	Digi International, Inc. (a)	1,287,517
320,000	Gilat Satellite Networks Ltd. (a)	1,177,600
344,200	Globecomm Systems, Inc. (a)	2,340,560
450,000	Harmonic, Inc. (a)	3,298,500
1,316,200	The Management Network Group, Inc. (a).	408,022
250,000	Oplink Communications, Inc. (a)	2,760,000
350,000	Radvision Ltd. (a)	2,415,000
100,000	Seachange International, Inc. (a)	627,000
		15,950,199
Transportation - 3.13%
1,660,000	Grupo TMM, S.A.B. ADR (a)	1,261,600
269,544	Star Bulk Carriers Corp.	827,500
315,000	StealthGas, Inc.	1,587,600
164,700	USA Truck, Inc. (a)	2,315,682
139,070	Vitran Corporation, Inc. (a)	945,676
		6,938,058

TOTAL COMMON STOCKS
	(Cost $339,166,282)	$214,282,208

Contracts	WARRANTS - 0.00%	Value
598	Lantronix, Inc.
	Expiration: 02/09/2011,
	Exercise Price: $0.85	$—
	TOTAL WARRANTS (Cost $0)	$—
Total Investments
	(Cost $339,166,282) - 96.58%	$214,282,208
Other Assets in Excess of Liabilities - 3.42%		$7,587,930

TOTAL NET ASSETS - 100.00%		$221,870,138
Percentages are stated as a percent of net assets
ADR American Depository Receipt
(a) Non Income Producing

	See notes to the financial statements.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2009 (Unaudited)
Investment Income:
Dividend income	$$2,414,836
Interest income	33
Other income	95
Total investment income	2,414,964
Expenses:
Investment advisory fee	937,484
Shareholder servicing	366,721
Printing & Mailing expenses	67,666
Administration fee	35,929
Directors’ fees & expenses	24,613
Federal & state registration fees	24,429
Fund accounting expenses	22,712
Legal fees	16,138
Payroll expense **	14,842
Custodian fees	14,526
Audit fees	13,870
Other expense	4,144
Total expenses	1,543,074
Net investment income	871,890
Realized and Unrealized Loss on Investments:
Realized loss on investments	(5,392,119)
Change in unrealized depreciation on investments	(365,582)
Net realized and unrealized loss on investments	(5,757,701)
Net Decrease in Net Assets Resulting from Operations	$(4,885,811)
** Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
	For the Six Months		For the Years Ended October 31,
	Ended April 30, 2009		2008		2007		2006		2005		2004
	(Unaudited)
Net asset value, beginning of period	$15.92		$34.24		$32.32		$29.75		$24.46		$22.82
Income (loss) from investment operations:
Net investment income(loss)	0.06	[2]	(0.13)	[2]	(0.10)	[2]	(0.03)	[2]	(0.16)	[2]	(0.21)	[2]
Net realized and unrealized gain(loss) on investments	(0.30)		(13.43)		5.06		4.05		6.04		2.65
Total from investment operations	(0.24)		(13.56)		4.96		4.02		5.88		2.44
Less dividends and distributions:
Distributions from net realized gains	—		(4.77)		(3.05)		(1.46)		(0.60)		(0.83)
Total dividends and distributions	—		(4.77)		(3.05)		(1.46)		(0.60)		(0.83)
Redemption fees	—	[2,5]	0.01	[2]	0.01	2	0.01	[2]	0.01	[2]	0.03	[2]
Net asset value, end of period	$15.68		$15.92		$34.24		$32.32		$29.75		$24.46
Total return[1]	(1.51%)	[4]	(45.32%)		16.64%		14.04%		24.41%		10.92%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$221,870		$234,350		$569,856		$492,582		$424,466		$192,884
Ratio of net expenses to average net assets:	1.65%	[3]	1.37%		1.27%		1.29%		1.29%		1.25%
Ratio of net investment loss to average net assets:	0.93%	[3]	(0.56%)		(0.30%)		(0.11%)		(0.59%)		(0.90%)
Portfolio turnover rate	11.6%		26.7%		28.5%		26.1%		24.1%		30.2%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.
2 Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Annualized
4 Not Annualized
5 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund	11

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income (loss)	$871,890	$(2,304,214)
Net realized loss on investments	(5,392,119)	(14,632,059)
Net decrease in unrealized appreciation on investments	(365,582)	(210,074,006)
Net decrease in net assets resulting from operations	(4,885,811)	(227,010,279)
Dividends and Distributions to Shareholders:
Net realized gains	—	(78,958,825)
Total dividends and distributions	—	(78,958,825)
Capital Share Transactions:
Proceeds from shares issued
(3,033,915 and 5,016,908 shares, respectively)	39,596,255	122,051,128
Cost of shares redeemed
(3,609,470 and 9,546,763 shares, respectively)	(47,202,459)	(222,583,066)
Reinvestment of distributions
(0 and 2,610,420 shares, respectively)	-	70,742,442
Redemption fees	12,304	252,829
Net decrease in net assets from capital share transactions	(7,593,900)	(29,536,667)
Total Decrease in Net Assets	(12,479,711)	(335,505,771)
Net Assets
Beginning of the Period	234,349,849	569,855,620
End of the Period (including undistributed net investment loss of
$1,432,324 and $2,304,214, respectively)	$221,870,138	$234,349,849

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2009 (Unaudited)
Assets:
Investments at fair value (cost $339,166,282)	$214,282,208
Cash	5,779,606
Dividends and interest receivable	86,750
Receivable for investments sold	2,543,706
Receivable for fund shares issued	168,776
Prepaid Expenses	24,435
Total Assets	222,885,481
Liabilities:
Payable for investments purchased	445,983
Payable for fund shares purchased	128,228
Payable to Advisor	165,690
Accrued expenses and other liabilities	275,442
Total Liabilities	1,015,343
Net Assets	$221,870,138
Net Assets Consist of:
Capital stock	$371,444,819
Accumulated net investment loss	(1,432,324)
Accumulated undistributed net realized loss on investments sold	(23,258,283)
Net unrealized depreciation on investments	(124,884,074)
Total Net Assets	$221,870,138
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	14,146,807
Net asset value price per share	$15.68

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

April 30, 2009 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at fair value based on the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2008 by increasing accumulated net investment income by $4,948,295 and decreasing accumulated undistributed realized gains by $4,948,295.

g.
Effective April 30, 2008, the Fund adopted FinancialAccounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.  The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, has determined that no provision is required in the Fund’s financial statements.

2.	FAS 157 Footnote
The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value.  The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments in Securities
Level 1	$ 214,282,208
Level 2	$ –
Level 3	$ –
Total	$ 214,282,208

3.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund.  At April 30, 2009, the Fund had fees due to PCM of $165,690  For the six months ended April 30, 2009, the Fund incurred advisory fees of $937,484 pursuant to the investment advisory agreement.

Perritt MicroCap Opportunities Fund	13

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2009 were as follows:

Purchases			Sales
U.S. Government	Other	U.S. Government		Other
$—	$22,414,529	$—	$32,365,209

At October 31, 2008, the Fund had approximately $14,632,000 (rounded to the nearest thousand) in capital loss carry forwards which will expire in eight years. At October 31, 2008, the components of capital on a tax basis were as follows:

Cost of Investments	$356,114,457
Gross unrealized appreciation	18,952,759
Gross unrealized depreciation	(143,471,251)
Net unrealized appreciation	$(124,518,492)
Undistributed net investment loss	$(2,304,214)
Accumulated capital losses	(17,866,164)
Total accumulated losses	$(20,170,378)

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$ 4,948,328	$ 8,929,764

Long Term Capital Gain	74,010,663	37,351,899

5.	New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact on the Fund’s financial statement disclosure, if any, is currently being assessed.

6.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7.	Line of Credit Arrangement
The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2009, under which the Fund may borrow up to $25 million.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2008 to April 30, 2009, the Fund had average borrowings of $1,040,268 and the weighted average interest rate on the line of credit borrowings was 3.75%. At April 30, 2009, the Fund had no outstanding borrowings on the line of credit.

8.	Change Of Accountant
On March 30, 2009, Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc., by action of their Board of Directors, engaged Cohen Fund Audit Services, Ltd. to serve as the independent registered public accounting firm to audit the financial statements of Perritt MicroCap Opportunities Fund and Perritt Emerging Opportunities Fund (collectively, the “Funds”) for the fiscal year ending October 31, 2009, replacing McGladrey & Pullen, LLP (“McGladrey”).

McGladrey’s reports on the Funds’ financial statements for each of the fiscal years ended October 31, 2008 and October 31, 2007 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Funds’ fiscal years ended October 31, 2008 and October 31, 2007 and the interim period October 31, 2008 through April 30, 2009 (the “Interim Period”), (i) there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Funds’ fiscal years ended October 31, 2008 and October 31, 2007 and the Interim Period, neither Perritt Capital Management, Inc., the Funds nor anyone on their behalf has consulted Cohen Fund Audit Services, Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Expense Example

April 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/08	4/30/09	11/1/08 – 4/30/09[1]
Actual	$1,000.00	$ 984.90	$8.12
Hypothetical (5% return before expenses)	1,000.00	1,016.61	8.25

1	Expenses are equal to the Fund’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund	15

Advisory Agreements

Approval of renewal of investment advisory agreements

On November 22, 2008 the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “Funds”) approved the renewal of the Funds’ Investment Advisory Agreements (the “Agreements”) with Perritt Capital Management, Inc. (“PCM”).  The information, factors considered, and conclusions are described below.

1.	Information Received
During the year, the Directors receive a substantial amount of information and material pertinent to services rendered to the Funds by PCM as well as general information regarding the mutual fund industry.  The Funds’ specific information includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, brokerage fees, expenses, redemption fees and portfolio trading practices.  This information is provided to the Directors at the regularly scheduled quarterly board meetings.  The board meeting books also contain a detailed description of mutual fund legal and industry updates.  On a weekly basis, the Directors receive reports showing inflows/outflows and the net asset value for each of the Funds.  As warranted, the Board of Directors receives articles of interest that are published by independent newsletters and mutual fund trade association web sites.  The articles relate to regulatory and compliance issues and industry trends.

U. S. Bank has provided the directors with a detailed report pursuant to 15(c) of the Investment Company Act of 1940.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data is compiled by Lipper and identifies a group of similar funds as to investment classification, asset size and load types.  In addition to data from the peer group, the Funds compared favorably with the Lipper Small-Cap Core Fund Index over the longer term.  Additional information provided to the board included a discussion of PCM’s personnel committed to investment management, administration and compliance.

There were a number of matters considered in renewing the agreements.  Following is a description of the factors considered.  There was no single factor that brought about the recommendation to renew the agreements but rather consideration of overall service, performance and costs associated with retaining PCM as advisor to the Funds.

2.	Nature, extent and quality of service
PCM continues to add staff and purchase software enhancements.  Specifically, PCM has hired an accounting/compliance assistant.  The position is responsible for improving a variety of issues relative to the fund accounting process as well as enhancing the compliance programs that are already in place.  The marketing effort has increased with additional contact with existing shareholders and potential new sources of fund ownership.

This effort includes, but is not limited to, quarterly updates and more frequent web site updating.  This is being accomplished through the purchase of a contact management software program which enhances our database of shareholders.  PCM has also subscribed to an additional data service provided by Capital IQ.  This service provides critical information in assisting the securities analysts.  All costs of personnel, system upgrades, marketing and monitoring of third party service providers are borne by PCM.

3.	Investment Performance
The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions. The directors noted that the Perritt MicroCap Opportunities Fund performance is somewhat below the peer group median but still within range of the three month and one year figures.  The MicroCap Fund compares more favorably over the three year and ten year figures.  The Board of Directors noted that over the past year, comparisons of performance numbers are less meaningful due to the turbulence in the financial markets.  The directors indicated that they will monitor the performance and will be looking for improvement as the market volatility slows.  The Perritt Emerging Opportunities Fund’s performance is below its Lipper Category average for the 1 Month, 6 Month and 1 Year periods but higher than the peer group lows for comparable periods. During the Portfolio Manager’s report to the Board of Directors, it was noted that a number of factors impacted the performance of the Funds.  There have been significant redemptions that adversely affect portfolio holdings.  A number of other funds that were liquidating to meet redemptions held many of the issues that the Funds owned.  Valuations of portfolio securities are at unreasonably low levels with some issues trading below tangible book value and in other cases trading below the company’s cash position. Upon review of these comparisons and keeping in mind the unprecedented nature of the financial markets and the economy, the directors determined that PCM’s performance in managing the Funds would indicate that continued management of the Funds’ assets, by PCM, would be in the best interest of shareholders.

Advisory Agreements Continued

4.	Advisory fees and expenses
The Directors were provided with a comparative table of advisory fees and other expenses for the Funds as well as those of the peer group funds.  The Perritt MicroCap Opportunities Fund’s advisory fees were equal to the median fees of the peer group while total expenses were almost identical to the median fees of the peer group.  This is attributable to lower net assets throughout the fiscal year ended October 31, 2008 compared to the prior fiscal year ended October 31, 2007.  The Perritt Emerging Opportunities Fund’s advisory fees and total expenses were  higher than the peer group median but lower than the highest expense percentage within the peer group.  The Directors were advised that the Adviser will be looking into areas where expenses can be reduced.  The expense reductions could be accomplished by reducing service levels provided by the Funds’ custodian.  The services would not be eliminated but rather would be performed by Adviser personnel.  As net assets have diminished and fixed expenses for services provided by the custodian remain unchanged, it is incumbent upon the Adviser to continually monitor and make expense reductions where feasible and without sacrificing service levels provided to Fund shareholders.  The Board of Directors concluded that the advisory and total expense categories were fair and reasonable.

Advisory fees charged to privately managed accounts are, in some cases, lower than those charged to the Funds, but the differences are justified due to the greater amount of resources devoted to managing the Funds.

5.	Adviser costs and level of profit
In reviewing the non-advisory fee cost, the Directors determined that the Perritt MicroCap Opportunities Fund was in line with the non-advisory fees of its peer group while the non-advisory fees in the Perritt Emerging Opportunities Fund were exactly equal to the non-advisory fees of the peer group.  Due to the increases in personnel, system enhancements and a more aggressive marketing effort, the Directors believe that the level of profit is reasonable. The expense ratios will be monitored and period reports will be made to the Board of Directors to ensure that the Adviser is making every effort to contain or reduce ongoing expenses.  The Board of Directors determined that the level of profit to the Adviser was fair and reasonable.

6.	Additional benefits
PCM has developed a strong network of broker-dealers who not only execute transactions for the Funds, but provide PCM with research and follow-up on companies that are held by the Funds.  The research provided by this network is not paid for by any soft dollar arrangement.  In the absence of soft dollar payments, PCM is able to negotiate lower commission costs for the Funds’ portfolio transactions.

7.	Conclusions
The Directors concluded that based on performance, nature, and extent and quality of services provided, that the costs of those services were fair and reasonable.  The Directors further determined that the Funds and their shareholders had received reasonable value from PCM’s services.  The Directors, after considering all of the matters above, unanimously approved the renewal of the Investment Advisory Agreement between PCM and the Funds.

The Perritt Emerging Opportunities Fund posted a 6.54 percent loss during the six months ending April 30, 2009, which compares to a loss in the MSCI MicroCap Index of 7.57 percent.  The Russell 2000 Index declined by 8.40 percent during the same period.  The complete performance results can be viewed on page 20 of this report.  We have included both the MSCI MicroCap Index and the Russell 2000 Index in order to compare performance of the Fund to the micro-cap and small-cap segments of the marketplace.

During the past six months, we sold 13 positions from the portfolio.  One issue, Meadow Valley, was sold due to a buyout offer.  Telecommunication Systems was sold due to lofty valuations.  The remaining 11 issues were sold at a loss due to poor operating results.  With the losses realized last year and the current fiscal year, the Emerging Opportunities Fund now has nearly $10 million in tax-loss carry forwards.  Given the asset size of the Fund and the level of tax-losses, the Emerging Opportunities Fund most likely will not be required to pay a distribution in the foreseeable future.

The equity markets, particularly the small-cap and micro-cap sectors, have rallied significantly from the market low on March 9, 2009.  Smaller companies typically lead the equity markets out of a bear market in anticipation of an economic recovery.

Whether this current rally is an indication of an economic recovery in the near future is unclear, but what is clear is that the average company in our portfolio is financially strong.  We are confident that the majority of the companies in the Fund have the financial resources to weather the current economic storms.  Nearly half of the companies in the Fund have no debt and the debt level for the remaining companies in the Fund is very modest. In fact, the average company has less than four percent of its assets represented by debt. Even with the recent significant rally in this sector, the average stock in the Fund’s portfolio is still trading below book value.

Each bear market is different, but all bear markets give us a chance to closely examine the behavior of management teams of the companies in our portfolio.  While there have certainly been disappointments, many of the management teams of the companies we own, or those on our watch list, have been quite impressive to us. Small companies can be exciting in this environment because of their agility and flexibility.  An analogy that we often use is that a large company is like a super-tanker and a small company is like a speedboat.  What this means is that we believe that smaller companies can be much more agile when maneuvering in a stormy economy.  As we enter a new economic environment, it is essential for companies to able to adjust their business models in an effort to boost performance in the face of poor economic conditions. As of April 30, 2009, the Fund’s portfolio contained the common stocks of 139 companies.  The Fund’s largest holdings and detailed descriptions can be found on page 21 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly more than 11 times 2009 earnings and less than 8 times 2010 expected earnings.  The average stock in the portfolio is priced at 0.4 times revenue and the median market capitalization is approximately $25 million.  Finally, the average stock in the portfolio is priced at 0.7 times book value.

The Emerging Opportunities Fund assets have declined from more than $100 million a couple years ago to less than $37 million as of April 30, 2009. As a result of the asset decline, the expense ratio climbed to 2.66 percent.  However, the Board of Directors of Perritt Funds and the management team of Perritt Capital Management have negotiated with the Fund’s vendors to reduce expenses.  While we can’t accurately estimate the new expense ratio level today, we fully expect the Fund’s expense ratio to be lower in the future.

Thank you for investing in this distinct product.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at www.per-rittmutualfunds.com.

Michael Corbett
President

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Perritt Emerging Opportunities Fund	19

Performance	April 30, 2009 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. equity market capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns** Periods ended April 30, 2009 (Unaudited)
	Past 6 Months	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	-6.54%	-46.67%	-51.44%	-27.68%
Russell 2000® Index	-8.40%	-30.74%	-33.50%	-4.81%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-7.57%	-33.28%	-44.26%	-19.12%
(reflects no deduction for fees and expenses)
CPI	-1.54%	-0.74%	5.83%	12.53%***

Average Annual Total Returns** Periods ended April 30, 2009 (Unaudited)
	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	-46.67%	-21.38%	-6.71%
Russell 2000® Index	-30.74%	-12.72%	-1.05%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-33.28%	-17.70%	-4.45%
(reflects no deduction for fees and expenses)
CPI	-0.74%	1.91%	2.56%***

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through April 30, 2009.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

***The CPI Index is reported on a monthly basis, therefore the since inception returns are calculated using a start date of September 1, 2004.

Ten Largest Common Stock Holdings

Perma-Fix Environmental Services (PESI) operates as an environmental and technology know-how company. The company operates in two segments, Nuclear Waste Management Services and Consulting Engineering Services.  The company serves research institutions, nuclear utilities, commercial generators, and pharmaceutical companies, as well as agencies and contractors of the U.S. Government.

Boots & Coots International Well Control, Inc. (WEL) provides a suite of integrated pressure control and related services to onshore and offshore oil and gas exploration and development companies primarily in North America,
Asia, South America, Africa, and the Middle East. The company operates in three business segments: Pressure Control, Well Intervention, and Equipment Services.

North America Galvanizing & Coating, Inc. (NGA) is engaged in the hot dip galvanizing and coating for corrosion protection of fabricated steel products.  It offers various services, including centrifuge galvanizing for small threaded products, sandblasting, chromate quenching, polymeric coatings, and proprietary coating application systems.

White Electronic Designs Corp. (WEDC) manufac-
tures defense electronics.  The company’s defense electronic solutions include advanced semiconductor and multi-chip packaged components, circuit card assemblies, and electromechanical assemblies, as well as a proprietary process for applying anti-tamper protection to mission critical semiconductor components.

China 3C Group (CHGC) is a retailer and distributor of electronics products in Eastern China. The company has over 1,000 “store-in-store” locations in Eastern China. Under the store-in-store business model, CHCG sets up its own outlets within large electronic stores, department stores and supermarkets and operates independently.

Espey Mfg. & Electronics Corp. (ESP) sells electron-
ic power supplies, transformers and iron-core components, and electronic system components.  The company’s products are used in various applications, including shipboard and land based radars, locomotives, aircrafts, short and medium range communication systems, navigation systems, and land based military vehicles.

American Technology Corp. (ATCO) produces sound technologies. It develops directed acoustic products that beam, focus, and control sound over short and long distances based on Long Range Acoustic Device, HyperSonic sound, SoundSaber, and SoundVector technology platforms.  The company offers its products to government, military, homeland and international security, private and commercial maritime, and digital signage markets worldwide.

American Software, Inc. (AMSWA) develops, mar-
kets, and supports a portfolio of software and services that deliver enterprise management and collaborative supply chain solutions worldwide.  The company serves retail, apparel, consumer-packaged goods, chemicals, pharmaceuticals, industrial products, and other manufacturing industries.

California Micro Devices Corp. (CAMD) designs
and sells application specific circuit protection devices and display electronics devices. Its products include electromagnetic interference (EMI) filters with electrostatic discharge (ESD) protection for mobile handsets, including display interfaces, speakers, high speed serial data interfaces, microphone interfaces, and smart card interfaces.

ClickSoftware Technologies Ltd. (CKSW) provides
workforce and service management software products and solutions. It serves organizations in utilities and energy, telecommunications, retail, insurance, high-technology, computer and office equipment, industrial equipment, medical equipment, building automation, public security, and home services sectors.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	April 30, 2009 (Unaudited)

Perritt Emerging Opportunities Fund	21

Schedule of Investments	April 30, 2009 (Unaudited)

Shares	COMMON STOCKS – 98.10%	Value
Aerospace & Defense- 0.68%
27,700	CPI Aerostructures, Inc. (a)	$204,980
470,000	OSI Geospatial, Inc. (a)	45,026
		250,006
Air Transport - 0.47%
34,600	AeroCentury Corp. (a)	173,346
Auto Components - 2.19%
100,000	SORL Auto Parts, Inc. (a)	335,000
69,900	Wonder Auto Technology, Inc. (a)	470,427
		805,427
Biotechnology - 0.40%
195,000	Commonwealth Biotechnologies, Inc. (a)	72,150
209,000	Isoray, Inc. (a)	73,150
		145,300
Building Materials - 1.48%
50,000	MFRI, Inc. (a)	254,500
140,000	US Home Systems, Inc. (a)	289,800
		544,300
Business Services - 4.93%
73,500	Acorn Energy, Inc. (a)	180,075
1,600,654	BrandPartners Group, Inc. (a)	48,020
122,500	Fortune Industries, Inc. (a)	86,975
80,000	GP Strategies Corporation (a)	320,000
679,828	Newtek Business Services, Inc. (a)	278,729
70,000	PacificNet, Inc. (a)	3,220
110,700	Perceptron, Inc. (a)	399,627
122,855	Questar Assessment, Inc. (a)	14,743
70,000	RCM Technologies, Inc. (a)	93,100
40,000	Rentrak Corporation (a)	388,000
		1,812,489
Chemical and Related Products - 1.62%
100,000	Flexible Solutions International, Inc.
	(Acquired 4/13/05, Cost $375,000)(a) (b)	155,000
98,500	Flexible Solutions International, Inc. (a)	152,675
40,000	KMG Chemicals, Inc.	218,400
244,400	TOR Minerals International, Inc. (a)	69,654
		595,729
Commercial Banks - 0.95%
82,500	Pacific Premier Bancorp (a)	349,800
Computers & Electronics - 8.34%
200,000	ADDvantage Technologies Group, Inc. (a)	330,000
260,000	American Technology Corp. (a)	592,800
80,256	Astrata Group, Inc. (Acquired 4/26/08 and
	1/29/07, Cost $210,000) (a)(b)	7,825
279,744	Astrata Group, Inc. (a)	27,275
80,000	Astro-Med, Inc	440,800
53,330	CyberOptics Corp. (a)	247,984
176,400	Napco Security Systems, Inc. (a)	234,612
35,000	Rimage Corp. (a)	515,200
53,402	Socket Mobile, Inc. (a)	127,097
56,000	Spectrum Control, Inc. (a)	395,920
27,000	Williams Controls, Inc. (a)	145,800
		3,065,313

Consumer Products - Distributing - 2.85%
424,800	China 3C Group (a)	598,968
165,000	KSW, Inc.	447,150
		1,046,118
Consumer Products - Manufacturing - 6.47%
515,000	Charles & Colvard Ltd. (a)	216,300
660,500	Emerson Radio Corp. (a)	422,720
56,700	Flexsteel Industries, Inc	403,137
301,000	Hauppauge Digital, Inc. (a)	395,815
140,000	International Absorbents, Inc. (a)	387,800
85,967	Motorcar Parts of America, Inc. (a)	377,395
373,300	Proliance International, Inc. (a)	85,859
41,000	Tandy Brands Accessories, Inc.	87,330
		2,376,356
Electronic Equipment & Instruments - 6.80%
155,729	Allied Motion Technologies, Inc. (a).	365,963
35,400	Espey Manufacturing & Electronics Corp	540,204
46,900	Frequency Electronics, Inc. (a)	155,708
301,900	Iteris, Inc. (a)	353,223
145,000	Magnetek, Inc. (a)	253,750
47,500	O.I. Corporation	371,687
64,046	Schmitt Industries, Inc. (a)	208,150
206,000	Universal Power Group, Inc. (a)	251,320
		2,500,005
Energy & Related Services - 1.33%
131,046	China Solar & Clean Energy Solutions, Inc. (a)..	47,177
58,000	Mitcham Industries, Inc. (a)	261,000
56,385	TGC Industries, Inc. (a)	179,305
		487,482
Environmental Services - 3.98%
36,400	Metalico, Inc. (a)	83,720
553,000	PDG Environmental, Inc. (a)	71,890
320,000	Perma-Fix Environmental Services (a)	716,800
573,000	TurboSonic Technologies, Inc. (a)	343,800
99,500	Versar, Inc. (a)	246,760
		1,462,970
Financial Services - 1.99%
73,500	B of I Holdings, Inc. (a)	471,135
86,500	Hennessy Advisors, Inc.	259,500
		730,635
Food - 4.52%
322,000	Armanino Foods Distinction, Inc.	141,680
48,500	John B. Sanfilippo & Son, Inc. (a)	276,450
395,000	Monterey Gourmet Foods, Inc. (a)	521,400
751,500	New Dragon Asia Corp. (a)	120,240
75,000	Overhill Farms, Inc. (a)	330,000
90,593	Willamette Valley Vineyard, Inc. (a)	271,779
		1,661,549
Insurance - 0.66%
91,400	CRM Holdings Ltd. (a)	91,400
1,000,000	Penn Treaty American Corp. (a)	150,000
		241,400

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2009 (Unaudited)

Leisure - 3.31%
100,000	Century Casinos, Inc. (a)	251,000
196,200	Cybex International, Inc. (a)	214,839
187,000	Envoy Capital Group, Inc. (a)	259,930
177,000	Full House Resorts, Inc. (a)	380,550
2,700,000	IA Global, Inc. (a)	108,000
		1,214,319
Medical Supplies & Services - 12.53%
1,032,500	AdvanSource Biomaterials Corporation (a)	268,450
86,322	Allied Healthcare Products, Inc. (a)	490,309
578,000	American Bio Medica Corp. (a)	92,480
58,000	American Medical Alert Corporation (a)	353,220
42,900	Birner Dental Management Services, Inc.	480,480
149,500	Carriage Services, Inc. (a)	393,185
96,500	Health Fitness Corp. (a)	279,850
500,000	HearUSA, Inc. (a)	355,000
700,000	Hooper Holmes, Inc. (a)	273,000
126,203	IRIDEX Corporation (a)	179,208
165,000	NovaMed, Inc. (a)	519,750
665,000	Ophthalmic Imaging Systems, Inc. (a)	246,050
270,000	PHC, Inc. (a)	237,600
62,000	Rockwell Medical Technologies, Inc. (a)	308,140
71,000	Zareba Systems, Inc. (a)	125,670
		4,602,392
Minerals and Resources - 1.93%
1,005,000	Golden Odyssey Mining, Inc. (a)	143,800
89,500	New Gold, Inc. (a)	162,890
197,000	Vista Gold Corp. (a)	403,850
		710,540
Motion Pictures- 0.75%
118,000	Ballantyne Omaha, Inc. (a)	277,300
Oil & Gas - 4.52%
325,000	Boots & Coots International
	Well Control, Inc. (a)	559,000
65,000	CE Franklin Ltd. (a)	353,600
449,479	Far East Energy Corp. (Acquired 12/31/04 and
	10/31/05, Cost $275,000) (a)(b)	166,307
275,000	Gasco Energy, Inc.(a)	137,500
315,000	Magellan Petroleum Corp. (a)	248,850
337,500	Petro Resources Corp. (a)	138,375
152,500	Teton Energy Corp. (a)	56,425
		1,660,057

Pharmaceuticals - 0.20%
232,571	Zila, Inc. (a)	74,562
Retail - 3.04%
74,400	GTSI Corp. (a)	334,800
87,195	Hastings Entertainment, Inc. (a)	313,902
106,500	Man Sang Holdings, Inc. (a)	238,560
38,000	Sport Supply Group, Inc.	228,760
		1,116,022
Road & Rail - 0.81%
145,000	Covenant Transport, Inc. (a)	298,700

Semiconductor Related Products - 5.01%
175,000	8x8, Inc. (a)	131,040
100,000	AXT, Inc. (a)	85,000
199,300	California Micro Devices Corp. (a)	560,033
258,900	FSI International, Inc. (a)	126,861
150,000	Ramtron International Corp. (a)	187,500
146,100	Sparton Corporation (a)	197,235
125,000	White Electric Designs Corp. (a)	551,250
		1,838,919
Software - 7.71%
97,000	American Software, Inc. - Class A	538,350
255,000	ARI Network Services, Inc. (a)	255,000
180,000	BSQUARE Corp. (a)	423,000
150,000	Clicksoftware Technologies Ltd. (a)	525,000
431,740	CTI Group Holdings, Inc.. (a)	50,730
300,000	Evolving Systems, Inc. (a)	453,000
115,000	Global Med Technologies, Inc. (a)	80,500
840,000	Stockhouse, Inc. (a)	44,940
33,527	Versant Corp. (a)	460,996
		2,831,516
Specialty Manufacturing - 6.85%
151,900	Baldwin Technology Company, Inc.
	- Class A (a)	177,723
112,000	Core Molding Technologies, Inc. (a)	264,320
296,200	Electric & Gas Technology, Inc. (a)	1,777
23,500	Friedman Industries, Inc	126,195
12,000	Hurco Companies, Inc. (a)	183,960
20,000	LMI Aerospace, Inc. (a)	131,800
404,000	Manitek International, Inc. (a)	331,280
34,800	Nobility Homes, Inc.	304,500
150,000	North American Galvanizing & Coatings, Inc. (a)	697,500
246,500	RF Monolithics, Inc. (a)	83,810
16,000	Universal Stainless & Alloy Products, Inc. (a)	214,400
		2,517,265

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund	23

Schedule of Investments Continued	April 30, 2009 (Unaudited)

Telecommunications - 1.78%
40,000	Globecomm Systems, Inc. (a)	272,000
311,000	Management Network Group, Inc. (a)	96,410
35,500	Micronetics, Inc. (a)	82,183
162,300	RELM Wireless Corporation (a)	134,709
34,000	Xeta Technologies, Inc. (a)	66,980
		652,282
TOTAL COMMON STOCKS (Cost $79,839,433)		$36,042,099

Contracts	WARRANTS -0.00%
60,000	Astrata Warrants
	(Acquired 4/26/2005, Cost $0)
	Expiration: 4/15/2010,
	Excercise Price: $3.50 (b)	$—
100,000	Flexible Solutions International, Inc.
	(Acquired 4/13/2005, Cost $0)
	Expiration: 4/8/2009, Excercise Price: $4.50 (b)	—

TOTAL WARRANTS (Cost $0)		$—

Principal Amount	FIXED INCOME SECURITIES - 0.68%	Value
	Real Estate Investment Trusts - 0.68%
$250,000	Monmouth Capital Corporation
	8.00%, 3/30/2015(b)	$250,000
	TOTAL FIXED INCOME
	SECUTIRIES (Cost $250,000)	$250,000
	Total Investments
	(Cost $80,089,433) - 98.78%	$36,292,099
	Other Assets in
	Excess of Liabilities - 1.22%	$448,177
	TOTAL NET ASSETS - 100%	$36,740,276

Percentages are stated as a percent of net assets.
(a)	Non Income Producing
(b)	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 5 of the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2009 (Unaudited)
Investment Income:
Dividend Income	$151,165
Interest income	10,018
Other income	1,231
Total investment income	162,414
Expenses:
Investment advisory fee	200,478
Shareholder servicing	76,701
Federal & state registration fees	32,315
Directors’ fees & expenses	24,613
Fund accounting expenses	17,643
Legal fees	15,687
Payroll expense **	14,842
Printing & mailing expenses	13,247
Audit fees	12,684
Custodian fees	9,172
Administration fee	6,636
Other expense	2,204
Total expenses	426,222
Net investment loss	(263,808)
Realized and Unrealized Loss on Investments:
Realized loss on investments	(5,983,692)
Change in unrealized appreciation on investments	3,199,760
Net realized and unrealized loss on investments	(2,783,932)
Net Decrease in Net Assets Resulting from Operations	$(3,047,740)
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund	25

Financial Highlights

For a Fund share outstanding throughout the period
					For the Years						For the Period
	For the Six Months		Ended October 31,							August 27, 2004[1]
	Ended April 30,										- October 31
	2009		2008		2007		2006		2005		2004
	(Unaudited)
Net asset value, beginning of period	$6.42		$16.45		$14.35		$11.93		$10.17		$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)	[2]	(0.16)	[2]	(0.06)	[2]	(0.08)	[2]	(0.15)	[2]	(0.01)	[2]
Net realized and unrealized gain(loss) on investments	(0.38)		(8.28)		2.90		2.73		1.92		0.15
Total from investment operations	(0.42)		(8.44)		2.84		2.65		1.77		0.14
Less dividends and distributions:
Distributions from net realized gains	—		(1.59)		(0.76)		(0.24)		(0.01)		—
Total dividends and distributions	—		(1.59)		(0.76)		(0.24)		(0.01)		—
Redemption fees	—	2.6	-	[2,6]	0.02	[2]	0.01	[2]	—	[2,6]	0.03	[2]
Net asset value, end of period	$6.00		$6.42		$16.45		$14.35		$11.93		$10.17
Total return[3]	(6.54%)	[4]	(56.37%)		21.13%		22.65%		17.26%		1.70%	[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$36,740		$40,794		$119,323		$72,822		$32,348		$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	2.66%	[5]	1.87%		1.59%		1.67%		2.22%		17.32%	[5]
After waiver and reimbursement	2.66%	[5]	1.87%		1.59%		1.67%		2.22%		1.95%	[5]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(1.65%)	[5]	(1.42%)		(0.41%)		(0.55%)		(1.30%)		(16.23%)	[5]
After waiver and reimbursement	(1.65%)	[5]	(1.42%)		(0.41%)		(0.55%)		(1.30%)		(0.86%)	[5]
Portfolio turnover rate	5.8%		13.2%		34.4%		26.7%		64.4%		1.5%

1 Commencement of operations
2 Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Total return reflects reinvested dividends but does not reflect the impact of taxes.
4 Not annualized
5 Annualized.
6 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	April 30, 2009 (Unaudited)	October 31, 2008
Operations:
Net investment loss	$(263,808)	$(1,193,782)
Net realized loss on investments	(5,983,692)	(2,623,272)
Net increase (decrease) in unrealized appreciation on investments	3,199,760	(57,168,223)
Net decrease in net assets resulting from operations	(3,047,740)	(60,985,277)
Dividends and Distributions to Shareholders:
Net realized gains	—	(11,485,899)
Total dividends and distributions	—	(11,485,899)
Capital Share Transactions:
Proceeds from shares issued
(1,242,985 and 2,776,431 shares, respectively)	6,689,679	32,680,255
Cost of shares redeemed
(1,469,560 and 4,452,231 shares, respectively)	(7,700,453)	(49,218,388)
Reinvestment of distributions
(0 and 775,241 shares, respectively)	—	10,446,547
Redemption fees	4,872	33,199
Net decrease in net assets from capital share transactions	(1,005,902)	(6,058,387)
Total Decrease in Net Assets	(4,053,642)	(78,529,562)
Net Assets
Beginning of the Period	40,793,918	119,323,480
End of the Period (including undistributed net investment
loss of $1,457,590 and $1,193,782, respectively)	$36,740,276	$40,793,918

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2009 (Unaudited)
Assets:
Investments at fair value (cost $80,089,433)	$36,292,099
Cash	475,021
Dividends and interest receivable	3,644
Receivable for investments sold	67,206
Receivable for fund shares issued	101,122
Prepaid expenses	4,458
Total Assets	36,943,550
Liabilities:
Payable for fund shares purchased	26,937
Payable for investments purchased	58,685
Payable to Advisor	33,862
Accrued expenses and other liabilities	83,790
Total Liabilities	203,274
Net Assets	$36,740,276
Net Assets Consist of:
Capital stock	$90,651,557
Accumulated net investment loss	(1,457,590)
Accumulated undistributed net realized loss on investments sold	(8,656,357)
Net unrealized depreciation on investments	(43,797,334)
Total Net Assets	$36,740,276
Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	6,125,692
Net asset value price per share	$6.00

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund	27

Notes to Financial Statements

April 30, 2009 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at fair value based on the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2008 by increasing accumulated net investment income by $5,207,468 and decreasing accumulated realized gains by $5,207,468.

g.
Effective April 30, 2008, the Company adopted Financial
Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes
(“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of FIN 48 had no impact on the Company’s net assets or results of operations.  The
Company has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, has determined that no provision is required in the Company’s financial statements.

2.	FAS 157 Footnote
The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value.  The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments in Securities
Level 1	$ 36,042,099
Level 2	$ 250,000
Level 3	$ —
Total	$ 36,292,099

3.	Investment Advisory Agreement
The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated.  Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2009, the Company had fees due to PCM of $33,862.  For the six months ended April 30, 2009, the Company incurred advisory fees of $200,478 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Notes to Financial Statements

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2009 were as follows:

Purchases			Sales
U.S. Government	Other	U.S. Government		Other
$ —	$1,931,247	$ —		$5,111,220

At October 31, 2008, the Company had approximately $2,623,000 (rounded to the nearest thousand) in capital loss carry forwards which expire in eight years.

At October 31, 2008, the components of capital on a tax basis were as follows:

Cost of investments	$89,463,575
Gross unrealized appreciation	$1,976,641
Gross unrealized depreciation	(48,973,735)
Net unrealized depreciation	$(46,997,094)
Undistributed net investment loss	$(1,193,782)
Accumulated capital losses	(2,672,665)
Total accumulated losses	$(3,866,447)

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Ordinary Income	$ 5,207,468	$ 1,022,262
Long Term Capital Gain	6,278,431	2,688,335

5.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company.  The Company has no right to require registration of unregistered securities.  At April 30, 2009, the Company held restricted securities with an aggregate market value of $579,132 or 1.58% of Net Assets.

6.	New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact on the Company’s financial statement disclosure, if any, is currently being assessed.

7.	Guarantees and Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified by the Company against certain liabilities arising out of the performance of  their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. Currently, the Company expects the risk of loss to be remote.

8.	Line of Credit Arrangement
The Perritt Emerging Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2009, under which the Company may borrow up to $2 million.  Interest is charged on borrowings at the prevailing Prime Rate.  The Company has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2008 to April 30, 2009, the Perritt Emerging Opportunities Fund had average borrowings of $182,533 and the weighted average interest rate on the line of credit borrowings was 3.72%. At April 30, 2009, the Company had no outstanding borrowings on the line of credit.

9.	Change Of Accountant
On March 30, 2009, Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc., by action of their Board of Directors, engaged Cohen Fund Audit Services, Ltd. to serve as the independent registered public accounting firm to audit the financial statements of Perritt MicroCap Opportunities Fund and Perritt Emerging Opportunities Fund (collectively, the “Funds”) for the fiscal year ending October 31, 2009, replacing McGladrey & Pullen, LLP (“McGladrey”).

McGladrey’s reports on the Funds’ financial statements for each of the fiscal years ended October 31, 2008 and October 31, 2007 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Funds’ fiscal years ended October 31, 2008 and October 31, 2007 and the interim period October 31, 2008 through April 30, 2009 (the “Interim Period”), (i) there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Funds’ fiscal years ended October 31, 2008 and October 31, 2007 and the Interim Period, neither Perritt Capital Management, Inc., the Funds nor anyone on their behalf has consulted Cohen Fund Audit Services, Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Perritt Emerging Opportunities Fund	29

Expense Example

April 30, 2009 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/08	4/30/09	11/1/08 – 4/30/09[1]
Actual	$1,000.00	$ 934.60	$ 12.76
Hypothetical (5% return before expenses)	1,000.00	1,011.60	13.27
1 Expenses are equal to the Fund’s expense ratio of 2.66% for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Directors and Officers	The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds' directors are independent of Perritt Capital Management, Inc. "Inside" directors are officers of Perritt Capital Management. The Board of Directors elects the Funds' officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Perritt
MicroCap	Independent Directors	Officers
Opportunities Fund & Perritt Emerging Opportunities Fund	Dianne C. Click, 46
MicroCap - Indefinite Term
13 years of service
Emerging - Indefinite Term
4 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.
Michael J. Corbett, 43
MicroCap - Indefinite Term
17years of service
Emerging - Indefinite Term
4 years of service
Mr. Corbett has been President of the
MicroCap Opportunities Fund since
November 1999 and President of the
Emerging Opportunities Fund since August
2004.

David S. Maglich, 52
MicroCap - Indefinite Term
20 years of service
Emerging - Indefinite Term
4 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Gerald W. Perritt, 66
MicroCap - Indefinite Term
21 years of service
Emerging - Indefinite Term
4 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Inside Director

Gerald W. Perritt, 66
MicroCap - Indefinite Term
21 years of service
Emerging - Indefinite Term
4 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Robert A. Laatz, 64
MicroCap - Indefinite Term
11 years of service
Emerging - Indefinite Term
4 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 67
MicroCap - Indefinite Term
3 years of service
Emerging - Indefinite Term
3 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap Opportunities Fund Emerging Opportunities Fund	The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.	A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
McGladrey & Pullen, LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

● IRA                ● Roth IRA
● SEP-IRA        ● Coverdell Education
● SIMPLE IRA     Savings Account

2% redemption fee imposed for shares
held less than ninety (90) days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*/s/ Michael J. Corbett
  Michael J. Corbett, President

Date            6/19/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
Michael J. Corbett, President

Date            6/19/2009

By (Signature and Title)* /s/ Samuel J. Schulz
   Samuel J. Schulz, Treasurer

Date            6/19/2009

* Print the name and title of each signing officer under his or her signature.